Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)
Consolidated Statements of Operations
(in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012
Revenues:
Rooms	$144,150	$119,067	$393,072	$323,709
Food and beverage	69,625	63,283	221,260	197,693
Other hotel operating revenue	22,417	21,040	65,132	59,338
Lease and other revenue	1,416	1,175	3,776	3,505
Total revenues	237,608	204,565	683,240	584,245
Operating Costs and Expenses:
Rooms	38,525	32,069	110,711	90,628
Food and beverage	56,359	47,355	170,763	143,065
Other departmental expenses	59,401	52,908	173,827	153,557
Management fees	7,024	6,182	20,767	18,012
Other hotel expenses	14,771	13,988	47,826	40,360
Lease expense	1,202	1,114	3,584	3,425
Depreciation and amortization	26,244	25,649	80,459	76,416
Impairment losses and other charges	728	—	728	—
Corporate expenses	5,487	6,956	18,880	23,632
Total operating costs and expenses	209,741	186,221	627,545	549,095
Operating income	27,867	18,344	55,695	35,150
Interest expense	(21,106)	(19,942)	(63,871)	(58,627)
Interest income	12	42	45	122
Equity in earnings (losses) of unconsolidated affiliates	451	(2,257)	3,252	(2,054)
Foreign currency exchange (loss) gain	(9)	(996)	177	(1,169)
Other (expenses) income, net	(832)	436	45	1,365
Income (loss) before income taxes and discontinued operations	6,383	(4,373)	(4,657)	(25,213)
Income tax benefit (expense)	430	600	(1,121)	(215)
Income (loss) from continuing operations	6,813	(3,773)	(5,778)	(25,428)
Loss from discontinued operations, net of tax	—	—	—	(535)
Net Income (Loss)	6,813	(3,773)	(5,778)	(25,963)
Net (income) loss attributable to the noncontrolling interests in SHR's operating partnership	(29)	17	22	126
Net loss attributable to the noncontrolling interests in consolidated affiliates	3,018	1,241	7,467	891
Net income (loss) attributable to SHR	9,802	(2,515)	1,711	(24,946)
Preferred shareholder dividends	(6,042)	(6,042)	(18,125)	(18,125)
Net income (loss) attributable to SHR common shareholders	$3,760	$(8,557)	$(16,414)	$(43,071)
Basic Income (Loss) Per Share:
Income (loss) from continuing operations attributable to SHR common shareholders	$0.02	$(0.04)	$(0.08)	$(0.22)
Loss from discontinued operations attributable to SHR common shareholders	—	—	—	—
Net income (loss) attributable to SHR common shareholders	$0.02	$(0.04)	$(0.08)	$(0.22)
Weighted average shares of common stock outstanding	206,767	206,523	206,163	198,872
Diluted Income (Loss) Per Share:
Income (loss) from continuing operations attributable to SHR common shareholders	$—	$(0.05)	$(0.11)	$(0.22)
Loss from discontinued operations attributable to SHR common shareholders	—	—	—	—
Net income (loss) attributable to SHR common shareholders	$—	$(0.05)	$(0.11)	$(0.22)
Weighted average shares of common stock outstanding	220,258	218,182	217,553	198,872

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)
Consolidated Balance Sheets
(in thousands, except share data)

	September 30, 2013	December 31, 2012
Assets
Investment in hotel properties, net	$1,915,212	$1,970,560
Goodwill	40,359	40,359
Intangible assets, net of accumulated amortization of $12,143 and $10,812	29,185	30,631
Investment in unconsolidated affiliates	106,914	112,488
Cash and cash equivalents	79,801	80,074
Restricted cash and cash equivalents	75,183	58,579
Accounts receivable, net of allowance for doubtful accounts of $1,611 and $1,602	52,794	45,620
Deferred financing costs, net of accumulated amortization of $10,887 and $7,049	9,931	11,695
Deferred tax assets	3,027	2,203
Prepaid expenses and other assets	48,901	54,208
Total assets	$2,361,307	$2,406,417
Liabilities, Noncontrolling Interests and Equity
Liabilities:
Mortgages and other debt payable	$1,162,567	$1,176,297
Bank credit facility	137,000	146,000
Accounts payable and accrued expenses	218,410	228,397
Deferred tax liabilities	47,146	47,275
Total liabilities	1,565,123	1,597,969
Commitments and contingencies
Noncontrolling interests in SHR’s operating partnership	7,404	5,463
Equity:
SHR’s shareholders’ equity:
8.50% Series A Cumulative Redeemable Preferred Stock ($0.01 par value per share; 4,148,141 shares issued and outstanding; liquidation preference $25.00 per share plus accrued distributions and $103,704 in the aggregate)	99,995	99,995
8.25% Series B Cumulative Redeemable Preferred Stock ($0.01 par value per share; 3,615,375 shares issued and outstanding; liquidation preference $25.00 per share plus accrued distributions and $90,384 in the aggregate)	87,064	87,064
8.25% Series C Cumulative Redeemable Preferred Stock ($0.01 par value per share; 3,827,727 shares issued and outstanding; liquidation preference $25.00 per share plus accrued distributions and $95,693 in the aggregate)	92,489	92,489
Common stock ($0.01 par value per share; 350,000,000 shares of common stock authorized; 205,527,049 and 204,308,710 shares of common stock issued and outstanding)	2,055	2,043
Additional paid-in capital	1,710,267	1,730,535
Accumulated deficit	(1,244,216)	(1,245,927)
Accumulated other comprehensive loss	(44,896)	(58,871)
Total SHR’s shareholders’ equity	702,758	707,328
Noncontrolling interests in consolidated affiliates	86,022	95,657
Total equity	788,780	802,985
Total liabilities, noncontrolling interests and equity	$2,361,307	$2,406,417

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)
Financial Highlights
Supplemental Financial Data
(in thousands, except per share information)

	September 30, 2013
	Pro Rata Share	Consolidated
Capitalization
Shares of common stock outstanding	205,527	205,527
Operating partnership units outstanding	853	853
Restricted stock units outstanding	1,633	1,633
Combined shares and units outstanding	208,013	208,013
Common stock price at end of period	$8.68	$8.68
Common equity capitalization	$1,805,553	$1,805,553
Preferred equity capitalization (at $25.00 face value)	289,102	289,102
Consolidated debt	1,299,567	1,299,567
Pro rata share of unconsolidated debt	239,400	—
Pro rata share of consolidated debt	(133,042)	—
Cash and cash equivalents	(79,801)	(79,801)
Total enterprise value	$3,420,779	$3,314,421
Net Debt / Total Enterprise Value	38.8%	36.8%
Preferred Equity / Total Enterprise Value	8.4%	8.7%
Common Equity / Total Enterprise Value	52.8%	54.5%

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)
Investments in Unconsolidated Affiliates
(in thousands)
We have a 36.4% and 50.0% ownership interest in the Hotel del Coronado hotel and the Fairmont Scottsdale Princess hotel, respectively. We account for these investments using the equity method of accounting.

	Three Months Ended September 30, 2013			Three Months Ended September 30, 2012
	Hotel del Coronado	Fairmont Scottsdale Princess	Total	Hotel del Coronado	Fairmont Scottsdale Princess	Total
Total revenues (100%)	$47,279	$14,338	$61,617	$44,978	$10,607	$55,585
Property EBITDA (100%)	$18,667	$(302)	$18,365	$14,560	$(2,163)	$12,397
Equity in earnings (losses) of unconsolidated affiliates (SHR ownership)
Property EBITDA	$6,790	$(151)	$6,639	$4,994	$(1,082)	$3,912
Depreciation and amortization	(1,896)	(1,533)	(3,429)	(1,711)	(1,774)	(3,485)
Interest expense	(1,950)	(195)	(2,145)	(2,522)	(191)	(2,713)
Other expenses, net	(205)	(16)	(221)	(19)	(5)	(24)
Income taxes	(339)	—	(339)	(74)	—	(74)
Equity in earnings (losses) of unconsolidated affiliates	$2,400	$(1,895)	$505	$668	$(3,052)	$(2,384)
EBITDA Contribution:
Equity in earnings (losses) of unconsolidated affiliates	$2,400	$(1,895)	$505	$668	$(3,052)	$(2,384)
Depreciation and amortization	1,896	1,533	3,429	1,711	1,774	3,485
Interest expense	1,950	195	2,145	2,522	191	2,713
Income taxes	339	—	339	74	—	74
EBITDA Contribution	$6,585	$(167)	$6,418	$4,975	$(1,087)	$3,888
FFO Contribution:
Equity in earnings (losses) of unconsolidated affiliates	$2,400	$(1,895)	$505	$668	$(3,052)	$(2,384)
Depreciation and amortization	1,896	1,533	3,429	1,711	1,774	3,485
FFO Contribution	$4,296	$(362)	$3,934	$2,379	$(1,278)	$1,101

	Nine Months Ended September 30, 2013			Nine Months Ended September 30, 2012
	Hotel del Coronado	Fairmont Scottsdale Princess	Total	Hotel del Coronado	Fairmont Scottsdale Princess	Total
Total revenues (100%)	$115,367	$69,498	$184,865	$110,332	$56,735	$167,067
Property EBITDA (100%)	$38,487	$14,772	$53,259	$33,522	$9,743	$43,265
Equity in earnings (losses) of unconsolidated affiliates (SHR ownership)
Property EBITDA	$13,999	$7,386	$21,385	$11,498	$4,871	$16,369
Depreciation and amortization	(5,647)	(5,005)	(10,652)	(5,098)	(5,321)	(10,419)
Interest expense	(6,384)	(585)	(6,969)	(7,544)	(589)	(8,133)
Other expenses, net	(228)	(35)	(263)	(62)	(44)	(106)
Income taxes	(276)	—	(276)	293	—	293
Equity in earnings (losses) of unconsolidated affiliates	$1,464	$1,761	$3,225	$(913)	$(1,083)	$(1,996)
EBITDA Contribution
Equity in earnings (losses) of unconsolidated affiliates	$1,464	$1,761	$3,225	$(913)	$(1,083)	$(1,996)
Depreciation and amortization	5,647	5,005	10,652	5,098	5,321	10,419
Interest expense	6,384	585	6,969	7,544	589	8,133
Income taxes	276	—	276	(293)	—	(293)
EBITDA Contribution	$13,771	$7,351	$21,122	$11,436	$4,827	$16,263
FFO Contribution
Equity in earnings (losses) of unconsolidated affiliates	$1,464	$1,761	$3,225	$(913)	$(1,083)	$(1,996)
Depreciation and amortization	5,647	5,005	10,652	5,098	5,321	10,419
FFO Contribution	$7,111	$6,766	$13,877	$4,185	$4,238	$8,423

Investments in Unconsolidated Affiliates (Continued)
(in thousands)

Debt	Interest Rate	Spread over LIBOR	Loan Amount	Maturity (a)
Hotel del Coronado
CMBS Mortgage and Mezzanine	3.83%	365 bp	$475,000	March 2018
Cash and cash equivalents			(8,870)
Net Debt			$466,130
Fairmont Scottsdale Princess
CMBS Mortgage	0.54%	36 bp	$133,000	April 2015
Cash and cash equivalents			(3,937)
Net Debt			$129,063

(a)	Includes extension options.

Caps	Effective Date	LIBOR Cap Rate	Notional Amount	Maturity
Hotel del Coronado
CMBS Mortgage and Mezzanine Loan Caps	March 2013	3.00%	$475,000	March 2015
Fairmont Scottsdale Princess
CMBS Mortgage Loan Cap	June 2011	4.00%	$133,000	December 2013

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)
Leasehold Information
(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012
Marriott Hamburg:
Property EBITDA	$1,655	$1,508	$4,557	$4,404
Revenue (a)	$1,416	$1,175	$3,776	$3,505

Lease expense	(1,202)	(1,114)	(3,584)	(3,425)
Less: Deferred gain on sale-leaseback	(52)	(49)	(154)	(150)
Adjusted lease expense	(1,254)	(1,163)	(3,738)	(3,575)

EBITDA contribution from leasehold	$162	$12	$38	$(70)

Security Deposit (b):	September 30, 2013	December 31, 2012
Marriott Hamburg	$2,570	$2,507

(a)	For the three and nine months ended September 30, 2013 and 2012, Revenue for the Marriott Hamburg hotel represents lease revenue.

(b)	The security deposit is recorded in prepaid expenses and other assets on the consolidated balance sheets.

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)
Non-GAAP Financial Measures
We present five non-GAAP financial measures that we believe are useful to management and investors as key measures of our operating performance: Funds from Operations (FFO); FFO—Fully Diluted; Comparable FFO; Earnings Before Interest Expense, Taxes, Depreciation and Amortization (EBITDA); and Comparable EBITDA.
EBITDA represents net income (or loss) attributable to SHR common shareholders excluding: (i) interest expense, (ii) income taxes, including deferred income tax benefits and expenses applicable to our foreign subsidiaries and income taxes applicable to sale of assets; (iii) depreciation and amortization; and (iv) preferred stock dividends. EBITDA also excludes interest expense, income taxes and depreciation and amortization of our unconsolidated affiliates. EBITDA is presented on a full participation basis, which means we have assumed conversion of all redeemable noncontrolling interests of our operating partnership into our common stock. We believe this treatment of noncontrolling interests provides useful information for management and our investors and appropriately considers our current capital structure. We also present Comparable EBITDA, which eliminates the effect of realizing deferred gains on our sale leasebacks, as well as the effect of gains or losses on sales of assets, early extinguishment of debt, impairment losses, foreign currency exchange gains or losses and certain other charges that are highly variable from year to year. We believe EBITDA and Comparable EBITDA are useful to management and investors in evaluating our operating performance because they provide management and investors with an indication of our ability to incur and service debt, to satisfy general operating expenses, to make capital expenditures and to fund other cash needs or reinvest cash into our business. We also believe they help management and investors meaningfully evaluate and compare the results of our operations from period to period by removing the impact of our asset base (primarily depreciation and amortization) from our operating results. Our management also uses EBITDA and Comparable EBITDA as measures in determining the value of acquisitions and dispositions.
We compute FFO in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, with the exception of impairment of depreciable real estate. NAREIT adopted a definition of FFO in order to promote an industry-wide standard measure of REIT operating performance. NAREIT defines FFO as net income (or loss) (computed in accordance with GAAP) excluding losses or gains from sales of depreciable property, impairment of depreciable real estate, real estate-related depreciation and amortization, and our portion of these items related to unconsolidated affiliates. We also present FFO—Fully Diluted, which is FFO plus income or loss on income attributable to redeemable noncontrolling interests in our operating partnership. We also present Comparable FFO, which is FFO—Fully Diluted excluding the impact of any gains or losses on early extinguishment of debt, impairment losses, foreign currency exchange gains or losses and certain other charges that are highly variable from year to year. We believe that the presentation of FFO, FFO—Fully Diluted and Comparable FFO provides useful information to management and investors regarding our results of operations because they are measures of our ability to fund capital expenditures and expand our business. In addition, FFO is widely used in the real estate industry to measure operating performance without regard to items such as depreciation and amortization. We also present Comparable FFO per diluted share as a non-GAAP measure of our performance. We calculate Comparable FFO per diluted share for a given operating period as our Comparable FFO (as defined above) divided by the weighted average of fully diluted shares outstanding, excluding shares related to the JW Marriott Essex House Hotel put option. Dilutive securities may include shares granted under share-based compensation plans and operating partnership units. No effect is shown for securities that are anti-dilutive.
We caution investors that amounts presented in accordance with our definitions of FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA may not be comparable to similar measures disclosed by other companies, since not all companies calculate these non-GAAP measures in the same manner. FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA should not be considered as an alternative measure of our net income (or loss) or operating performance. FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA may include funds that may not be available for our discretionary use due to functional requirements to conserve funds for capital expenditures and property acquisitions and other commitments and uncertainties. Although we believe that FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA can enhance your understanding of our financial condition and results of operations, these non-GAAP financial measures, when viewed individually, are not necessarily a better indicator of any trend as compared to comparable GAAP measures such as net income (or loss) attributable to SHR common shareholders. In addition, you should be aware that adverse economic and market conditions might negatively impact our cash flow. We have provided a quantitative reconciliation of FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA to the most directly comparable GAAP financial performance measure, which is net income (or loss) attributable to SHR common shareholders.

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)
Reconciliation of Net Income (Loss) Attributable to SHR Common Shareholders to EBITDA and Comparable EBITDA
(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012
Net income (loss) attributable to SHR common shareholders	$3,760	$(8,557)	$(16,414)	$(43,071)
Depreciation and amortization	26,244	25,649	80,459	76,416
Interest expense	21,106	19,942	63,871	58,627
Income taxes	(430)	(600)	1,121	215
Noncontrolling interests	29	(17)	(22)	(126)
Adjustments from consolidated affiliates	(3,912)	(1,879)	(11,015)	(4,382)
Adjustments from unconsolidated affiliates	5,903	7,036	17,936	20,606
Preferred shareholder dividends	6,042	6,042	18,125	18,125
EBITDA	58,742	47,616	154,061	126,410
Realized portion of deferred gain on sale-leaseback	(52)	(49)	(154)	(150)
Loss on sale of assets—continuing operations	1,028	—	755	—
Loss on sale of assets—adjustments from consolidated affiliates	(370)	—	(370)	—
Impairment losses and other charges	728	—	728	—
Foreign currency exchange loss (gain)—continuing operations (a)	9	996	(177)	1,169
Foreign currency exchange loss—discontinued operations (a)	—	—	—	535
Adjustment for Value Creation Plan	—	(2,013)	—	2,759
Comparable EBITDA	$60,085	$46,550	$154,843	$130,723

(a)	Foreign currency exchange gains or losses applicable to third-party and inter-company debt and certain balance sheet items held by foreign subsidiaries.

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)
Reconciliation of Net Income (Loss) Attributable to SHR Common Shareholders to
Funds From Operations (FFO), FFO—Fully Diluted and Comparable FFO
(in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012
Net income (loss) attributable to SHR common shareholders	$3,760	$(8,557)	$(16,414)	$(43,071)
Depreciation and amortization	26,244	25,649	80,459	76,416
Corporate depreciation	(125)	(260)	(383)	(789)
Loss on sale of assets—continuing operations	1,028	—	755	—
Realized portion of deferred gain on sale-leaseback	(52)	(49)	(154)	(150)
Noncontrolling interests adjustments	(25)	(121)	(277)	(374)
Adjustments from consolidated affiliates	(2,269)	(859)	(5,565)	(2,185)
Adjustments from unconsolidated affiliates	3,429	3,792	10,653	11,335
FFO	31,990	19,595	69,074	41,182
Redeemable noncontrolling interests	53	104	255	248
FFO—Fully Diluted	32,043	19,699	69,329	41,430
Impairment losses and other charges	728	—	728	—
Non-cash mark to market of interest rate swaps	(2,977)	(1,688)	(9,121)	(4,405)
Foreign currency exchange loss (gain)—continuing operations (a)	9	996	(177)	1,169
Foreign currency exchange loss—discontinued operations (a)	—	—	—	535
Adjustment for Value Creation Plan	—	(2,013)	—	2,759
Comparable FFO	$29,803	$16,994	$60,759	$41,488
Comparable FFO per fully diluted share	$0.14	$0.08	$0.29	$0.21
Weighted average diluted shares (b)	209,722	208,696	209,125	201,050

(a)	Foreign currency exchange gains or losses applicable to third-party and inter-company debt and certain balance sheet items held by foreign subsidiaries.

(b)	Excludes shares related to the JW Marriott Essex House Hotel put option.

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)
Debt Summary
(dollars in thousands)

Debt	Interest Rate	Spread (a)	Loan Amount	Maturity (b)
North Beach Venture	5.00%	Fixed	$1,476	January 2014
Marriott London Grosvenor Square (c)	3.12%	260 bp (c)	113,367	October 2014
Bank credit facility	3.18%	300 bp	137,000	June 2015
Four Seasons Washington, D.C.	3.33%	315 bp	130,000	July 2016
Westin St. Francis	6.09%	Fixed	209,588	June 2017
Fairmont Chicago	6.09%	Fixed	93,124	June 2017
JW Marriott Essex House Hotel	4.75%	400 bp	186,278	September 2017
Hyatt Regency La Jolla (d)	4.50% / 10.00%	400 bp / Fixed	89,367	December 2017
InterContinental Miami	3.68%	350 bp	85,000	July 2018
Loews Santa Monica Beach Hotel	4.03%	385 bp	109,500	July 2018
InterContinental Chicago	5.61%	Fixed	144,867	August 2021
			$1,299,567

(a)
Spread over LIBOR (0.18% at September 30, 2013). Interest on the JW Marriott Essex House Hotel loan is subject to a 0.75% LIBOR floor. Interest on the Hyatt Regency La Jolla loan is subject to a 0.50% LIBOR floor.

(b)	Includes extension options.

(c)
Principal balance of £70,040,000 at September 30, 2013. On August 7, 2013, the Company entered into an amendment to the mortgage loan. The amendment extended the maturity of the loan to October 2014 and waived the July 2013 and subsequent principal payments through the extended term. Pursuant to the amendment, the spread over GBP LIBOR increases in steps during the extension period from GBP LIBOR plus 2.10% in August 2013 to GBP LIBOR plus 4.25% in April 2014. The spread in the table is the spread as of September 30, 2013.

(d)	Interest on $72,000,000 is payable at LIBOR plus 4.00%, subject to a 0.50% LIBOR floor, and interest on $17,367,000 is payable at a fixed rate of 10.00%.
Domestic and European Interest Rate Swaps

Swap Effective Date	Fixed Pay Rate Against LIBOR	Notional Amount	Maturity
February 2010	4.90%	$100,000	September 2014
February 2010	4.96%	100,000	December 2014
December 2010	5.23%	100,000	December 2015
February 2011	5.27%	100,000	February 2016
	5.09%	$400,000

Swap Effective Date	Fixed Pay Rate Against GBP LIBOR	Notional Amount	Maturity
October 2007	5.72%	£69,010	October 2013

Future scheduled debt principal payments (including extension options) are as follows:

Years ending December 31,	Amount
2013	$948
2014	119,098
2015	143,029
2016	139,783
2017	577,550
Thereafter	319,159
$1,299,567

Percent of fixed rate debt including U.S. and European swaps	75.3%
Weighted average interest rate including U.S. and European swaps (e)	6.60%
Weighted average maturity of fixed rate debt (debt with maturity of greater than one year)	3.79
(e) Excludes the amortization of deferred financing costs and the amortization of the interest rate swap costs.